UACSC 99-D

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                  NOVEMBER 1999



NOTE BALANCE RECONCILIATION                                                              DOLLARS
                                                            CLASS A-1          CLASS A-2         CLASS A-3          CLASS A-4
                                                          -------------      -------------      -------------     -------------
Original Note Balances                                    58,575,000.00      82,125,000.00      66,050,000.00     77,781,000.00
Beginning Period Note Balances                            58,575,000.00      82,125,000.00      66,050,000.00     77,781,000.00
Principal Collections - Scheduled Payments                 3,539,307.94                  -                  -                 -
Principal Collections - Payoffs                            5,789,123.72                  -                  -                 -
Principal Withdrawal from Payahead                                    -                  -                  -                 -
Gross Principal Charge Offs                                      726.12                  -                  -                 -
Repurchases                                                           -                  -                  -                 -
Accelerated Principal                                        611,060.80                  -                  -                 -
Principal shortfall, up to Accelerated Principal                      -                  -                  -                 -
Total Principal to be Distributed                          9,940,218.58                  -                  -                 -
                                                          -------------      -------------      -------------     -------------
Ending Note Balances                                      48,634,781.42      82,125,000.00      66,050,000.00     77,781,000.00
                                                          =============      =============      =============     =============


Note Factor                                                   0.8302993          1.0000000          1.0000000         1.0000000
Interest Rate                                                   6.12875%            6.4500%            6.6700%            6.850%




                                                         CLASS B               TOTAL           NUMBERS
                                                       -------------       --------------        ------
Original Note Balances                                 18,161,808.00       302,692,808.00        21,422
Beginning Period Note Balances                         18,161,808.00       302,692,808.00        21,422
Principal Collections - Scheduled Payments                         -         3,539,307.94
Principal Collections - Payoffs                                    -         5,789,123.72             0
Principal Withdrawal from Payahead                                 -                    -             0
Gross Principal Charge Offs                                        -               726.12             0
Repurchases                                                        -                    -             0
Accelerated Principal                                              -           611,060.80
Principal shortfall, up to Accelerated Principal                   -
Total Principal to be Distributed                                  -         9,940,218.58
                                                       -------------       --------------        ------
Ending Note Balances                                   18,161,808.00       292,752,589.42        21,422
                                                       =============       ==============        ======

Note Factor                                                1.0000000            0.9671607
Interest Rate                                                  7.070%              6.5758%

PRINCIPAL BALANCE RECONCILIATION

Original Principal Balance                                                   302,692,808.32
Beginning Period Principal Balance                                           302,692,808.32
Principal Collections - Scheduled Payments                                     3,539,307.94
Principal Collections - Payoffs                                                5,789,123.72
Principal Withdrawal from Payahead                                                        -
Gross Principal Charge Offs                                                          726.12
Repurchases                                                                               -
                                                                             --------------
Ending Principal Balance                                                     293,363,650.54
                                                                             ==============
Ending Note Balances                                                         292,752,589.42
                                                                             ==============
Tail not sold                                                                          0.32
                                                                             ==============
Cumulative Accelerate Principal                                                  611,060.80
                                                                             ==============


CASH FLOW RECONCILIATION

Principal Wired                                                                9,333,442.31
Interest Wired                                                                 2,029,582.63
Withdrawal from Payahead Account                                                          -
Repurchases (Principal and Interest)                                                      -
Charge Off Recoveries                                                                914.66
Interest Advances                                                                 37,979.23
Collection Account Interest Earned                                                19,413.99
Spread Account Withdrawal                                                                 -
Policy Draw for Principal or Interest                                                     -
                                                                             --------------
Total Cash Flow                                                               11,421,332.82
                                                                             ==============

TRUSTEE DISTRIBUTION (12/8/99)

Total Cash Flow                                                               11,421,332.82
Unrecovered Advances on Defaulted Receivables                                             -
Servicing Fee (Due and Unpaid)                                                            -
Interest to Class A-1 Noteholders, including any overdue amounts                 259,271.66
Interest to Class A-2 Noteholders, including any overdue amounts                 382,565.63
Interest to Class A-3 Noteholders, including any overdue amounts                 318,177.53
Interest to Class A-4 Noteholders, including any overdue amounts                 384,799.89
Interest to Class B Noteholders, including any overdue amounts                    92,736.21
Principal to Class A-1 Noteholders, including any overdue amounts              9,940,218.58
Principal to Class A-2 Noteholders, including any overdue amounts                         -
Principal to Class A-3 Noteholders, including any overdue amounts                         -
Principal to Class A-4 Noteholders, including any overdue amounts                         -
Principal to Class B Noteholders, including any overdue amounts                           -
Insurance Premium                                                                 37,836.60
Interest Advance Recoveries from Payments                                                 -
Unreimbursed draws on the Policy forPrincipal orInterest                                  -
Deposit to Payahead                                                                5,726.72
Payahead Account Interest to Servicer                                                     -
Excess                                                                                    -
                                                                             --------------
Net Cash                                                                                  -
                                                                             ==============

Servicing Fee Retained from Interest Collections                                 159,754.54




SPREAD ACCOUNT RECONCILIATION


Original Balance                                                                 756,732.02
Beginning Balance                                                                756,732.02
Trustee Distribution of Excess                                                            -
Interest Earned                                                                    2,185.20
Spread Account Draws                                                                      -
Reimbursement for Prior Spread Account Draws                                              -
Distribution of Funds to Servicer                                                 (2,185.20)
                                                                             --------------
Ending Balance                                                                   756,732.02
                                                                             ==============

Required Balance                                                                 756,732.02




FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                              12,107,712.33
Beginning Balance                                                             12,107,712.33
Reduction Due to Spread Account                                                 (756,732.02)
Reduction Due to Accelerated Principal                                                    -
Reduction Due to Principal Reduction                                                      -
                                                                             --------------
Ending Balance                                                                11,350,980.31
                                                                             ==============

First Loss Protection Required Amount                                         11,350,980.31
First Loss Protection Fee %                                                           2.00%
First Loss Protection Fee                                                         18,918.30



POLICY RECONCILIATION


Original Balance                                                             302,692,808.00
Beginning Balance                                                            302,692,808.00
Draws                                                                                     -
Reimbursement of Prior Draws                                                              -
                                                                             --------------
Ending Balance                                                               302,692,808.00
                                                                             ==============
Adjusted Ending Balance Based Upon Required Balance                          293,593,162.86
                                                                             ==============
Required Balance                                                             293,593,162.86


PAYAHEAD RECONCILIATION


Beginning Balance                                                                         -
Deposit                                                                            5,726.72
Payahead Interest                                                                         -
Withdrawal                                                                                -
                                                                             --------------
Ending Balance                                                                     5,726.72
                                                                             ==============

CURRENT DELINQUENCY
                                               PRINCIPAL        % OF ENDING
     # PAYMENTS DELINQUENT        NUMBER        BALANCE         POOL BALANCE
     ---------------------        ------        -------         ------------
1 Payment                          229       2,572,872.88         0.88%
2 Payments                           9         124,061.15         0.04%
3 Payments                           1          11,195.18         0.00%
                                   ---       ------------         ----
Total                              239       2,708,129.21         0.93%
                                   ===       ============         ====



DELINQUENCY RATE (60+)
                                                           RECEIVABLE
                                      END OF PERIOD        DELINQUENCY
   PERIOD              BALANCE        POOL BALANCE            RATE
   ------              -------        ------------            ----
Current               135,256.33      292,752,589.42          0.05%
1st Previous                   -                   -
2nd Previous                   -                   -


NET LOSS RATE

                                                                                                DEFAULTED
                                                         LIQUIDATION         AVERAGE             NET LOSS
     PERIOD                              BALANCE          PROCEEDS         POOL BALANCE        (ANNUALIZED)
     ------                              -------          --------         ------------        ------------
Current                                  726.12            914.66         297,722,698.71          0.00%
1st Previous
2nd Previous

Gross Cumulative Charge Offs             726.12  Number of Repossessions                             0
Gross Liquidation Proceeds               914.66  Number of Inventoried Autos EOM                     0
Net Cumulative Loss Percentage             0.00% Amount of Inventoried Autos EOM                     -
Net Cumulative Loss Percentage
 (adjusted for estimated
 future Liquidation Proceeds)              0.00%
Trigger                                    0.60%
Status                                       OK



EXCESS YIELD TRIGGER
                                                              EXCESS YIELD
                           EXCESS          END OF PERIOD       PERCENTAGE
   PERIOD                   YIELD          POOL BALANCE       (ANNUALIZED)
   ------                   -----          ------------       ------------
Current                   5,726.72         292,752,589.42         0.02%
1st Previous                     -                      -         0.00%
2nd Previous                     -                      -         0.00%
3rd Previous                     -                      -         0.00%
4th Previous                     -                      -         0.00%
5th Previous                     -                      -         0.00%

                                                CURRENT
                                                 LEVEL     TRIGGER      STATUS
                                                 -----     -------      ------
Six Month Average Excess Yield                    N/A       1.50%        N/A

Trigger Hit in Current or any Previous Month                              NO


DATE: December 8, 1999                           /s/ Ashley Vukovits
                                                 -------------------------------
                                                         ASHLEY VUKOVITS
                                                         FINANCE OFFICER